EXHIBIT 10.1

July 27, 2023

Via Email

William (Bill) Mannina

Re: Terms of Transition and Separation

Dear Bill:

This letter confirms the agreement (“Agreement”) between you and Energous Corporation (the “Company”) concerning the terms of your transition and separation from employment and offers you certain benefits to which you would not otherwise be entitled, conditioned upon your provision of a general release of claims and covenant not to sue now and upon the Separation Date (defined below) as provided herein. If you agree to the terms outlined herein, please sign and return this Agreement to me in the timeframe outlined below.

1.
Continued Employment; Other Release Consideration: In exchange for your agreement to the general release and waiver of claims and covenant not to sue set forth below and your other promises herein, the Company agrees to continue your employment on the following terms:

a.
Separation Date; Transition Period and Services: Your last day of employment with the Company will be August 16, 2023 (the “Separation Date”). Between now and the Separation Date (the “Transition Period”), you agree to carry out the duties and responsibilities of your position as directed principally by the Company’s executive leadership, including its interim CFO, and to provide other transition services as may reasonably be requested by the Company, including, without limitation, (i) transition of the responsibilities, duties, and knowledge relative to your position, and (ii) if requested by the Company, execution of the Company’s August 2023 10-Q financial statement, providing you shall not be required to sign the 2023 10-Q unless you believe the 10-Q and the required attestations are accurate (the “Transition Services”). During the Transition Period, you will primarily work remotely and come into the Company’s San Jose, California headquarters only when and as requested by the new interim CFO. By signing below, you hereby resign, effective as of the Separation Date, from all officer positions of the Company that you may hold, including, without limitation, the position of Acting Chief Financial Officer of the Company.

b.
Compensation and Benefits: During the Transition Period, the Company

will continue to pay you your current base salary and you will continue to be eligible to participate in benefits customarily afforded to other employees, including participation in the Company- sponsored health benefits plan and continued vesting of options, to the fullest extent allowed by the governing plans, agreements, or policies.

c.
Separation Compensation: Provided that you adequately provide the

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Transition Services, then in exchange for your agreement to the general release and waiver of claims and covenant not to sue in this Agreement and as set forth in Exhibit A (the “Second Release”), to be signed no earlier than the Separation Date, and your other promises herein, the Company agrees as follows:

i.
Severance: The Company agrees to pay you, in regular bi-weekly installments consistent with the Company’s regular payroll schedule, your regular base salary (as of the Separation Date, which base salary shall not be reduced from the base salary you are receiving on the date you sign this Agreement) for nine (9) months following the Separation Date. The first severance payment will commence on the Company’s first regularly payroll schedule following the Effective Date of the Second Release (as provided therein) (the “First Severance Payment”), provided that, the First Severance Payment shall include any amounts that would otherwise have been payable to you during such time period between the Separation Date and First Severance Payment.

ii.
COBRA: Upon your timely election to continue your existing health benefits under COBRA, and consistent with the terms of COBRA and the Company’s health insurance plan, the Company will pay the insurance premiums to continue your existing health benefits for nine (9) months following the Separation Date. You will remain responsible for, and must continue to pay, the portion of premiums, co-payments, etc. that you would have paid had your employment continued.

iii.
Restricted Stock Unit Vesting Credit: The Company will provide,

and you will receive, additional restricted stock unit vesting credit, as described in Paragraph 5, below.

iv.
Reimbursement of Attorneys’ Fees: The Company will reimburse you up to Twenty-Five Thousand Dollars ($25,000) for reasonable legal fees incurred by you directly in connection with the negotiation and execution of this Agreement, through a payment to the Law Offices of Jotham S. Stein, P.C. (“Stein”) and for which the Company will issue to you and to Stein an IRS form 1099-MISC in that amount. You agree to submit no later than ten (10) business days following the Effective Date of the Second Release (as defined therein) reasonable written proof of having incurred such fees, and the Company shall issue payment to Stein for such documented legal fees no later than ten (10) business days following receipt of such documentation.

By signing below, you acknowledge that you are receiving the release consideration outlined in this paragraph in consideration for waiving your rights to claims referred to in this Agreement (and the Second Release) and that you would not otherwise be entitled to the release consideration.

During the Transition Period, the Company shall not terminate your employment for any reason other than Cause. For purposes of this Agreement, “Cause” shall mean only (i) your conviction of a felony crime, (ii) your material breach of your Confidential Information and Inventions Assignment Agreement which causes material economic harm to the Company, or (iii)

William (Bill) Mannina Page 3

your repeated and willful refusal to provide reasonable and legal Transition Services to the Company, providing that your employment may not be terminated for Cause under (ii) and (iii) above unless the Company first gives you written notice of all the facts why Cause exists and provides you at least fifteen (15) business days to cure the alleged facts giving rise to Cause, and further providing that if you cure, Cause shall not exist under the applicable subsection.

2.
Final Pay: On or before the Separation Date, the Company will pay you for all wages, salary, bonuses, commissions, reimbursable expenses previously submitted by you, accrued vacation (if applicable) and any similar payments due you from the Company as of your separation from employment. By signing below, you acknowledge and agree that (a) you have received your H1 2023 management performance bonus in the amount approved by the Board, and

(b) the Company does not now, and will not in the future, owe you any other bonus payment or other variable compensation.

3.
Return of Company Property: You hereby warrant to the Company that, no later than the Separation Date, you will return to the Company all property or data of the Company of any type whatsoever that has been in your possession or control.
4.
Post-Employment Obligations: You hereby acknowledge that: (a) you continue to be bound by the attached Confidential Information and Inventions Assignment Agreement (Exhibit B hereto); (b) as a result of your employment with the Company, you have had access to the Company’s proprietary and/or confidential information, and you will continue to hold all such information in strictest confidence and not make use of it on behalf of anyone; and (c) you must, and by your signature below confirm that you shall, deliver to the Company, no later than the Separation Date, all documents and data of any nature containing or pertaining to such information, and not take with you, or otherwise retain in any respect, any such documents or data or any reproduction thereof.
5.
Restricted Stock Units:
a.
Pursuant to the Company’s 2013 Equity Incentive Plan (as amended from time to time, the “Plan”), you were granted (a) a restricted stock unit award settleable for 30,000 shares of Common Stock on March 21, 2021 (the “First RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated March 21, 2021 (the “First RSU Agreement”), of which 27,500 shares have vested, and 2,500 shares remain unvested as of the date of this Agreement; (b) a restricted stock unit award settleable for 60,000 shares of Common Stock on October 17, 2021 (the “Second RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated October 17, 2021 (the “Second RSU Agreement”), of which 35,000 shares have vested, and 25,000 shares remain unvested as of the date of this Agreement; (c) a restricted stock unit award settleable for 25,000 shares of Common Stock on October 17, 2021 (the “Third RSU”), as evidenced by the Restricted Stock Unit Award

Agreement between you and the Company dated October 17, 2021 (the “Third RSU Agreement”), of which no shares have vested, and 25,000 shares remain unvested as of the date of this Agreement; and (d) a restricted stock unit award settleable for 90,000 shares of Common Stock on

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May 31, 2022 (the “Fourth RSU”, and together with the First RSU, the Second RSU, and the Third RSU, the “RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated May 31, 2022 (the “Fourth RSU Agreement”, and together with the First RSU Agreement, the Second RSU Agreement, and the Third RSU Agreement, the “RSU Agreements”), of which 45,000 have vested, and 45,000 shares remain unvested as of the date of this Agreement. As of the date of this Agreement, a total of 107,500 shares underlying the RSU have vested, and a total of 205,000 shares remain unvested (the “Unvested RSU”).

b.
If you execute this Agreement and it becomes effective on its terms, you will receive vesting credit such that, as of the Separation Date, an additional (i) 2,500 unvested shares subject to the First RSU will vest, (ii) 5,000 unvested shares subject to the Second RSU will vest, and (iii) 25,000 unvested shares subject to the Third RSU will vest. Your rights concerning the RSU will continue to be governed by the RSU Agreements.

6.
General Release and Waiver of Claims:
a.
The payments and promises set forth in this Agreement are in full satisfaction of all accrued salary, vacation pay, bonus and commission pay, other variable compensation, profit-sharing, stock, stock options or other ownership interest in the Company, termination benefits or other compensation to which you may be entitled by virtue of your employment with the Company or your separation from the Company. To the fullest extent permitted by law, you hereby release and waive any other claims you may have against the Company and its owners, agents, officers, shareholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors and assigns (collectively “Releasees”), whether known or not known, including, without limitation, claims under any employment laws, including, but not limited to, claims of unlawful discharge, retaliation, claims arising out of or related in any way to your May 10, 2023 letter to Mark Leahy, and all related communications from you or on your behalf directed to the Company regarding alleged wrongdoing, breach of contract, breach of the covenant of good faith and fair dealing, fraud, violation of public policy, defamation, physical injury, emotional distress, claims for additional compensation or benefits arising out of your employment or your separation of employment, claims under Title VII of the 1964 Civil Rights Act, as amended, and any other laws and/or regulations relating to employment or employment discrimination, including, without limitation, claims based on disability or under the Americans with Disabilities Act. By signing this Agreement, you are not releasing or waiving any claims under the California Fair Employment and Housing Act; however, for the avoidance of doubt, you will release and waive such claims once you sign the Second Release.

b.
By signing below, you expressly waive any benefits of Section 1542 of the Civil Code of the State of California, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND

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THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

c.
You and the Company do not intend to release claims: (i) that you may not release as a matter of law, (ii) for indemnification, whether pursuant to California Labor Code Section 2802 or any applicable right of indemnification set forth in the Company’s Bylaws or other governing documents, (iii) for enforcement of this Agreement and/or arising out of this Agreement, or (iv) your rights in and to your Company equity, including, without limitation, your rights to delivery of, to hold and/or to sell your Company equity. Nor does this Agreement waive or relinquish any rights you may have pursuant to any applicable directors and officers liability insurance policy or other insurance policies held by the Company. To the fullest extent permitted by law, any dispute regarding the scope of this general release shall be determined by an arbitrator under the procedures set forth in the arbitration clause below.

7.
Covenant Not to Sue:
a.
To the fullest extent permitted by law, at no time subsequent to the execution of this Agreement will you pursue, or cause or knowingly permit the prosecution, in any state, federal or foreign court, or before any local, state, federal or foreign administrative agency, or any other tribunal, of any charge, claim or action of any kind, nature and character whatsoever, known or unknown, which you may now have, have ever had, or may in the future have against Releasees, which is based in whole or in part on any matter released by this Agreement.

b.
Nothing in this paragraph shall prohibit or impair you or the Company from complying with all applicable laws, nor shall this Agreement be construed to obligate either party to commit (or aid or abet in the commission of) any unlawful act.

8.
Protected Rights: You understand that nothing in the General Release and Waiver of Claims and Covenant Not to Sue paragraphs above, or otherwise in this Agreement, limits your ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local government agency or commission (“Government Agencies”). You further understand that this Agreement does not limit your ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. This Agreement does not limit your right to receive an award for information provided to any Government Agencies.
9.
Arbitration: Except for any claim for injunctive relief arising out of a breach of a party’s obligations to protect the other’s proprietary information, the parties agree to arbitrate, in San Jose, California through JAMS, any and all disputes or claims arising out of or related to the validity, enforceability, interpretation, performance or breach of this Agreement, whether sounding in tort, contract, statutory violation or otherwise, or involving the construction or application or any of the

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terms, provisions, or conditions of this Agreement. Any arbitration may be initiated by a written demand to the other party. The arbitrator's decision shall be final, binding, and conclusive. The parties further agree that this Agreement is intended to be strictly construed to provide for arbitration as the sole and exclusive means for resolution of all disputes hereunder to the fullest extent permitted by law. The parties expressly waive any entitlement to have such controversies decided by a court or a jury.
10.
Attorneys’ Fees: If any action is brought to enforce the terms of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees, costs and expenses from the other party, in addition to any other relief to which the prevailing party may be entitled.
11.
No Admission of Liability: This Agreement is not and shall not be construed or contended by you to be an admission or evidence of any wrongdoing or liability on the part of Releasees, their representatives, heirs, executors, attorneys, agents, partners, officers, shareholders, directors, employees, subsidiaries, affiliates, divisions, successors or assigns. This Agreement shall be afforded the maximum protection allowable under California Evidence Code Section 1152 and/or any other state or federal provisions of similar effect.
12.
Complete and Voluntary Agreement: This Agreement, together with Exhibits A and B hereto and the Restricted Stock Unit Agreements, constitute the entire agreement between you and Releasees with respect to the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral, relating to such subject matter. You acknowledge that neither Releasees nor their agents or attorneys have made any promise, representation or warranty whatsoever, either express or implied, written or oral, which is not contained in this Agreement for the purpose of inducing you to execute the Agreement, and you acknowledge that you have executed this Agreement in reliance only upon such promises, representations and warranties as are contained herein, and that you are executing this Agreement voluntarily, free of any duress or coercion.
13.
Severability: The provisions of this Agreement are severable, and if any part of it is found to be invalid or unenforceable, including, without limitation, any part of the General Release, Covenant Not to Sue, Non-disparagement and/or Confidentiality sections above, or in the Second Release, below, the other parts shall remain fully valid and enforceable. Specifically, should a court, arbitrator, or government agency conclude that a particular claim may not be released as a matter of law, it is the intention of the parties that the general release, the waiver of unknown claims and the covenant not to sue above shall otherwise remain effective to release any and all other claims.
14.
Modification; Counterparts; Electronic/PDF Signatures: It is expressly agreed that this Agreement may not be altered, amended, modified, or otherwise changed in any respect except by another written agreement that specifically refers to this Agreement, executed by authorized representatives of each of the parties to this Agreement. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Execution of an electronic or PDF copy shall have the same force and effect as execution of an original, and a copy of a signature will be equally admissible in any legal proceeding as if an original.

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15.
Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of California.
16.
Expiration of Offer: You understand that you may take up to three (3) business days to consider this Agreement (the “Consideration Period”). The offer set forth in this Agreement, if not accepted by you before the end of the Consideration Period, i.e., on or before July 26, 2023, will automatically expire.
17.
All payments under this Agreement shall be made in full without regard to payments you may receive from future employment or consulting work.
18.
Effective Date: This Agreement is effective on the date it is signed by both parties (the “Effective Date”).

If you agree to abide by the terms outlined in this Agreement, please sign and return it to me. I wish you the best in your future endeavors.

Sincerely,

Energous Corporation

By: /s/ J. Michael Dodson

J Michael Dodson,

Member, Board of Directors

READ, UNDERSTOOD AND AGREED

/s/ William (Bill) Mannina Date: 7/28/2023

William (Bill) Mannina

EXHIBIT A

SECOND RELEASE

This General Release of All Claims and Covenant Not to Sue (the “Second Release”) is entered into between William (Bill) Mannina (“Employee”) and Energous Corporation (the “Company”) (collectively, “the parties”).

WHEREAS, Employee and the Company entered into an agreement regarding Employee’s transition and separation from employment with the Company (the “Separation Agreement,” to which this Second Release is attached as Exhibit A);

WHEREAS, on August 16, 2023, Employee’s employment with the Company terminated (the “Separation Date”);

WHEREAS, Employee has adequately provided the Transition Services (as defined in the Separation Agreement);

WHEREAS, this agreement serves as the Second Release, pursuant to the Separation Agreement; and

WHEREAS, Employee and the Company desire to mutually, amicably and finally resolve and compromise all issues and claims surrounding Employee’s employment and separation from employment with the Company;

NOW THEREFORE, in consideration for the mutual promises and undertakings of the parties as set forth below, Employee and the Company hereby enter into this Second Release.

1.
Acknowledgment of Payment of Wages: Providing that the Company has paid

Employee all accrued salary and accrued vacation through and as of the Separation Date, by Employe’s signature below Employee acknowledges that, on the Separation Date, the Company paid Employee for all wages, salary, accrued vacation (if applicable), bonuses, reimbursable expenses previously submitted by Employee, and any similar payments due Employee from the Company as of the Separation Date.

2.
Return of Company Property: Employee hereby warrants to the Company that Employee has returned to the Company all property or data of the Company of any type whatsoever that has been in Employee’s possession, custody or control.
3.
Consideration: In exchange for Employee’s agreement to this Second Release and Employee’s other promises in the Separation Agreement and herein, the Company agrees to provide Employee with the consideration set forth in Paragraph 1(c) of the Separation Agreement. By signing below, Employee acknowledges that Employee is receiving the consideration in exchange for waiving Employee’s rights to claims referred to in this Second Release and Employee would not otherwise be entitled to the consideration.
4.
General Release and Waiver of Claims:
a.
The payments and promises set forth in this Second Release are in full satisfaction of all accrued salary, vacation pay, bonus and commission pay, other variable compensation, profit-sharing, stock, stock options or other ownership interest in the Company, termination benefits or other compensation to which Employee may be entitled by virtue of

1

Employee’s employment with the Company or Employee’s separation from the Company, including pursuant to the Separation Agreement. To the fullest extent permitted by law, Employee hereby releases and waives any other claims Employee may have against the Company and its owners, agents, officers, shareholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors and assigns (collectively “Releasees”), whether known or not known, including, without limitation, claims under any employment laws, including, but not limited to, claims of unlawful discharge, retaliation, claims arising out of or related in any way to Employee’s May 10, 2023 letter to Mark Leahy, and all related communications from Employee or on his behalf directed to the Company regarding alleged wrongdoing, breach of contract, breach of the covenant of good faith and fair dealing, fraud, violation of public policy, defamation, physical injury, emotional distress, claims for additional compensation or benefits arising out of Employee’s employment or separation of employment, claims under Title VII of the 1964 Civil Rights Act, as amended, the California Fair Employment and Housing Act and any other laws and/or regulations relating to employment or employment discrimination, including, without limitation, claims based on age or under the Age Discrimination in Employment Act or Older Workers Benefit Protection Act, and/or claims based on disability or under the Americans with Disabilities Act.

b.
By signing below, Employee expressly waives any benefits of Section 1542 of the Civil Code of the State of California, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

c.
Employee and the Company do not intend to release claims (i) that Employee may not release as a matter of law, (ii) for indemnification, whether pursuant to California Labor Code Section 2802 or any applicable right of indemnification set forth in the Company’s Bylaws or other governing documents, (iii) for enforcement of this Second Release and/or arising out of this Second Release or the Agreement to which this Second Release is attached, or (iv) your rights in and to your Company equity, including, without limitation, your rights to delivery of, to hold and/or to sell your Company equity. Nor does this Second Release waive or relinquish any rights Employee may have pursuant to any applicable directors and officers liability insurance policy or other insurance policies held by the Company. To the fullest extent permitted by law, any dispute regarding the scope of this general release shall be determined by an arbitrator under the procedures set forth in the arbitration clause set forth in the Separation Agreement.

5.
Covenant Not to Sue:

2

a.
To the fullest extent permitted by law, at no time subsequent to the execution of this Second Release will Employee pursue, or cause or knowingly permit the prosecution, in any state, federal or foreign court, or before any local, state, federal or foreign administrative agency, or any other tribunal, of any charge, claim or action of any kind, nature and character whatsoever, known or unknown, which Employee may now have, have ever had, or may in the future have against Releasees, which is based in whole or in part on any matter released by this Second Release.

b.
Nothing in this paragraph shall prohibit or impair Employee or the Company from complying with all applicable laws, nor shall this Second Release be construed to obligate either party to commit (or aid or abet in the commission of) any unlawful act.

6.
Protected Rights: Employee understands that nothing in the General Release and Waiver of Claims and Covenant Not to Sue paragraphs above, or otherwise in this Second Release, limits his ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local government agency or commission (“Government Agencies”). Employee further understands that this Second Release does not limit his ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. This Second Release does not limit Employee’s right to receive an award for information provided to any Government Agencies.
7.
Mutual Non-disparagement: Employee agrees that he will not, directly or indirectly, disparage or make negative remarks regarding Releasees or their products, services, agents, representatives, directors, officers, shareholders, attorneys, employees, vendors, affiliates, successors or assigns, or any person acting by, through, under or in concert with any of them, with any written or oral statement. The Company agrees that its current officers and directors, for so long as they are employed by or providing board service to the Company, will not disparage Employee with any written or oral statement. Nothing in this section shall prohibit Employee or the Company (including its current officers and directors) from providing truthful information in response to a subpoena or other legal process.
8.
Review of Second Release; Expiration of Offer: Employee understands that

Employee may take up to twenty-one (21) days to consider this Second Release (the “Consideration Period”). The offer set forth in this Second Release, if not accepted by Employee before the end of the Consideration Period, will automatically expire. By signing below, Employee affirms that Employee was advised to consult with an attorney prior to signing this Second Release. Employee also understands that Employee may revoke this Second Release within seven (7) days of signing this document and that the consideration to be provided to Employee pursuant to Paragraph 1(c) of the Separation Agreement will be provided only after the expiration of that seven (7) day revocation period.

9.
Effective Date: This Second Release is effective on the eighth (8th) day after Employee signs it, provided Employee has not revoked it as of that time (the “Effective Date”).

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10.
Other Terms of Separation Agreement Incorporated Herein: All other terms of the Separation Agreement to the extent not inconsistent with the terms of this Second Release are hereby incorporated in this Second Release as though fully stated herein and apply with equal force to this Second Release, including, without limitation, the provisions on Arbitration, Governing Law, and Attorneys’ Fees.

Dated:

Name: J Michael Dodson

Title: Member, Board of Directors

For the Company

Dated:

William (Bill) Mannina

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EXHIBIT B

Confidential Information and Inventions Assignment Agreement

August 10, 2023

VIA DOCUSIGN

William (Bill) Mannina

Re: Amendment to Transition and Separation Agreement

Dear Bill:

This letter (the “Amendment”) serves to partially amend the terms of your July 27, 2023 Transition and Separation Agreement by Energous Corporation (the “Company”), which is attached hereto as Exhibit 1 (the “Separation Agreement”). Effective as of the Effective Date (defined below), you and the Company hereby agree as follows:

1.
Amendment and Restatement of Section 5(a) of the Separation Agreement.

Section 5(a) of the Separation Agreement is hereby amended and restated in its entirety to read as follows:

“Restricted Stock Units:

(a) Pursuant to the Company’s 2013 Equity Incentive Plan (as amended from time to time, the “Plan”), you were granted (a) a restricted stock unit award settleable for 30,000 shares of Common Stock on March 21, 2021 (the “First RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated March 21, 2021 (the “First RSU Agreement”), of which 27,500 shares have vested, and 2,500 shares remain unvested as of the date of this Agreement; (b) a restricted stock unit award settleable for 60,000 shares of Common Stock on October 17, 2021 (the “Second RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated October 17, 2021 (the “Second RSU Agreement”), of which 35,000 shares have vested, and 25,000 shares remain unvested as of the date of this Agreement; (c) a restricted stock unit award settleable for 25,000 shares of Common Stock on October 17, 2021 (the “Third RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated October 17, 2021 (the “Third RSU Agreement”), of which no shares have vested, and 25,000 shares remain unvested as of the date of this Agreement; and (d) a restricted stock unit award settleable for 90,000 shares of Common Stock on May 31, 2022 (the “Fourth RSU”, and together with the First RSU, the Second RSU, and the Third RSU, the “RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated May 31, 2022 (the “Fourth RSU Agreement”, and together with the First RSU Agreement, the Second RSU Agreement, and the Third RSU Agreement, the “RSU Agreements”), of which 45,000 have vested, and 45,000 shares remain unvested as of the date of this Agreement. As of the date of this Agreement, a total of 107,500 shares underlying the RSU have vested, and a total of 97,500 shares remain unvested (the “Unvested RSU”).”

2.
Entire Agreement. Once accepted, this Amendment, together with the Separation Agreement, constitute the entire agreement between you and the Company with respect to the subject matter hereof and supersedes, in relevant part, all prior negotiations and agreements, if any, whether written or oral, relating to such subject matter. You acknowledge that neither the Company nor its agents have made any promise, representation or warranty whatsoever, either express or implied, written or oral, which is not contained in this Amendment for the purpose of inducing you to execute this Amendment, and you acknowledge that you have executed this Amendment in reliance only upon such promises, representations and warranties as are contained herein.
3.
Modification. It is expressly agreed that the terms of this Amendment may not be altered, amended, modified, or otherwise changed in any respect except by another written agreement that specifically refers to this Amendment, executed by you and the Company.
4.
No Other Changes to Separation Agreement. Except as expressly modified by this Amendment, all other terms and conditions of the Separation Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Separation Agreement, the terms and conditions of the Amendment will govern.
5.
Effective Date. This Amendment and the terms contained herein are effective on the date it is signed by both parties (the “Effective Date”).

Sincerely,

Energous Corporation

/s/ J. Michael Dodson

J Michael Dodson

Member, Board of Directors

I have read and understand this Amendment and hereby acknowledge, accept and agree to the terms set forth above, and further acknowledge that no other commitments were made to me as part of this Amendment except as specifically set forth herein.

ACCEPTED:

/s/ William (Bill) Mannina

Date: 08/14/2023

William (Bill) Mannina

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EXHIBIT 1

SEPARATION AGREEMENT

July 27, 2023

Via Email

William (Bill) Mannina

Re: Terms of Transition and Separation

Dear Bill:

This letter confirms the agreement (“Agreement”) between you and Energous Corporation (the “Company”) concerning the terms of your transition and separation from employment and offers you certain benefits to which you would not otherwise be entitled, conditioned upon your provision of a general release of claims and covenant not to sue now and upon the Separation Date (defined below) as provided herein. If you agree to the terms outlined herein, please sign and return this Agreement to me in the timeframe outlined below.

1.
Continued Employment; Other Release Consideration: In exchange for your agreement to the general release and waiver of claims and covenant not to sue set forth below and your other promises herein, the Company agrees to continue your employment on the following terms:

a.
Separation Date; Transition Period and Services: Your last day of employment with the Company will be August 16, 2023 (the “Separation Date”). Between now and the Separation Date (the “Transition Period”), you agree to carry out the duties and responsibilities of your position as directed principally by the Company’s executive leadership, including its interim CFO, and to provide other transition services as may reasonably be requested by the Company, including, without limitation, (i) transition of the responsibilities, duties, and knowledge relative to your position, and (ii) if requested by the Company, execution of the Company’s August 2023 10-Q financial statement, providing you shall not be required to sign the 2023 10-Q unless you believe the 10-Q and the required attestations are accurate (the “Transition Services”). During the Transition Period, you will primarily work remotely and come into the Company’s San Jose, California headquarters only when and as requested by the new interim CFO. By signing below, you hereby resign, effective as of the Separation Date, from all officer positions of the Company that you may hold, including, without limitation, the position of Acting Chief Financial Officer of the Company.

b.
Compensation and Benefits: During the Transition Period, the Company

will continue to pay you your current base salary and you will continue to be eligible to participate in benefits customarily afforded to other employees, including participation in the Company-

William (Bill) Mannina Page 2

sponsored health benefits plan and continued vesting of options, to the fullest extent allowed by the governing plans, agreements, or policies.

c.
Separation Compensation: Provided that you adequately provide the

Transition Services, then in exchange for your agreement to the general release and waiver of claims and covenant not to sue in this Agreement and as set forth in Exhibit A (the “Second Release”), to be signed no earlier than the Separation Date, and your other promises herein, the Company agrees as follows:

i.
Severance: The Company agrees to pay you, in regular bi-weekly installments consistent with the Company’s regular payroll schedule, your regular base salary (as of the Separation Date, which base salary shall not be reduced from the base salary you are receiving on the date you sign this Agreement) for nine (9) months following the Separation Date. The first severance payment will commence on the Company’s first regularly payroll schedule following the Effective Date of the Second Release (as provided therein) (the “First Severance Payment”), provided that, the First Severance Payment shall include any amounts that would otherwise have been payable to you during such time period between the Separation Date and First Severance Payment.

ii.
COBRA: Upon your timely election to continue your existing health benefits under COBRA, and consistent with the terms of COBRA and the Company’s health insurance plan, the Company will pay the insurance premiums to continue your existing health benefits for nine (9) months following the Separation Date. You will remain responsible for, and must continue to pay, the portion of premiums, co-payments, etc. that you would have paid had your employment continued.

iii.
Restricted Stock Unit Vesting Credit: The Company will provide,

and you will receive, additional restricted stock unit vesting credit, as described in Paragraph 5, below.

iv.
Reimbursement of Attorneys’ Fees: The Company will reimburse you up to Twenty-Five Thousand Dollars ($25,000) for reasonable legal fees incurred by you directly in connection with the negotiation and execution of this Agreement, through a payment to the Law Offices of Jotham S. Stein, P.C. (“Stein”) and for which the Company will issue to you and to Stein an IRS form 1099-MISC in that amount. You agree to submit no later than ten (10) business days following the Effective Date of the Second Release (as defined therein) reasonable written proof of having incurred such fees, and the Company shall issue payment to Stein for such documented legal fees no later than ten (10) business days following receipt of such documentation.

By signing below, you acknowledge that you are receiving the release consideration outlined in this paragraph in consideration for waiving your rights to claims referred to in this Agreement (and the Second Release) and that you would not otherwise be entitled to the release consideration.

During the Transition Period, the Company shall not terminate your employment for any reason other than Cause. For purposes of this Agreement, “Cause” shall mean only (i) your

William (Bill) Mannina Page 3

conviction of a felony crime, (ii) your material breach of your Confidential Information and Inventions Assignment Agreement which causes material economic harm to the Company, or (iii) your repeated and willful refusal to provide reasonable and legal Transition Services to the Company, providing that your employment may not be terminated for Cause under (ii) and (iii) above unless the Company first gives you written notice of all the facts why Cause exists and provides you at least fifteen (15) business days to cure the alleged facts giving rise to Cause, and further providing that if you cure, Cause shall not exist under the applicable subsection.

2.
Final Pay: On or before the Separation Date, the Company will pay you for all wages, salary, bonuses, commissions, reimbursable expenses previously submitted by you, accrued vacation (if applicable) and any similar payments due you from the Company as of your separation from employment. By signing below, you acknowledge and agree that (a) you have received your H1 2023 management performance bonus in the amount approved by the Board, and

(b) the Company does not now, and will not in the future, owe you any other bonus payment or other variable compensation.

3.
Return of Company Property: You hereby warrant to the Company that, no later than the Separation Date, you will return to the Company all property or data of the Company of any type whatsoever that has been in your possession or control.
4.
Post-Employment Obligations: You hereby acknowledge that: (a) you continue to be bound by the attached Confidential Information and Inventions Assignment Agreement (Exhibit B hereto); (b) as a result of your employment with the Company, you have had access to the Company’s proprietary and/or confidential information, and you will continue to hold all such information in strictest confidence and not make use of it on behalf of anyone; and (c) you must, and by your signature below confirm that you shall, deliver to the Company, no later than the Separation Date, all documents and data of any nature containing or pertaining to such information, and not take with you, or otherwise retain in any respect, any such documents or data or any reproduction thereof.
5.
Restricted Stock Units:
a.
Pursuant to the Company’s 2013 Equity Incentive Plan (as amended from time to time, the “Plan”), you were granted (a) a restricted stock unit award settleable for 30,000 shares of Common Stock on March 21, 2021 (the “First RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated March 21, 2021 (the “First RSU Agreement”), of which 27,500 shares have vested, and 2,500 shares remain unvested as of the date of this Agreement; (b) a restricted stock unit award settleable for 60,000 shares of Common Stock on October 17, 2021 (the “Second RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated October 17, 2021 (the “Second RSU Agreement”), of which 35,000 shares have vested, and 25,000 shares remain unvested as of the date of this Agreement; (c) a restricted stock unit award settleable for 25,000 shares of Common Stock on October 17, 2021 (the “Third RSU”), as evidenced by the Restricted Stock Unit Award

Agreement between you and the Company dated October 17, 2021 (the “Third RSU Agreement”), of which no shares have vested, and 25,000 shares remain unvested as of the date of this Agreement; and (d) a restricted stock unit award settleable for 90,000 shares of Common Stock on

William (Bill) Mannina Page 4

May 31, 2022 (the “Fourth RSU”, and together with the First RSU, the Second RSU, and the Third RSU, the “RSU”), as evidenced by the Restricted Stock Unit Award Agreement between you and the Company dated May 31, 2022 (the “Fourth RSU Agreement”, and together with the First RSU Agreement, the Second RSU Agreement, and the Third RSU Agreement, the “RSU Agreements”), of which 45,000 have vested, and 45,000 shares remain unvested as of the date of this Agreement. As of the date of this Agreement, a total of 107,500 shares underlying the RSU have vested, and a total of 205,000 shares remain unvested (the “Unvested RSU”).

b.
If you execute this Agreement and it becomes effective on its terms, you will receive vesting credit such that, as of the Separation Date, an additional (i) 2,500 unvested shares subject to the First RSU will vest, (ii) 5,000 unvested shares subject to the Second RSU will vest, and (iii) 25,000 unvested shares subject to the Third RSU will vest. Your rights concerning the RSU will continue to be governed by the RSU Agreements.

6.
General Release and Waiver of Claims:

a.
The payments and promises set forth in this Agreement are in full satisfaction of all accrued salary, vacation pay, bonus and commission pay, other variable compensation, profit-sharing, stock, stock options or other ownership interest in the Company, termination benefits or other compensation to which you may be entitled by virtue of your employment with the Company or your separation from the Company. To the fullest extent permitted by law, you hereby release and waive any other claims you may have against the Company and its owners, agents, officers, shareholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors and assigns (collectively “Releasees”), whether known or not known, including, without limitation, claims under any employment laws, including, but not limited to, claims of unlawful discharge, retaliation, claims arising out of or related in any way to your May 10, 2023 letter to Mark Leahy, and all related communications from you or on your behalf directed to the Company regarding alleged wrongdoing, breach of contract, breach of the covenant of good faith and fair dealing, fraud, violation of public policy, defamation, physical injury, emotional distress, claims for additional compensation or benefits arising out of your employment or your separation of employment, claims under Title VII of the 1964 Civil Rights Act, as amended, and any other laws and/or regulations relating to employment or employment discrimination, including, without limitation, claims based on disability or under the Americans with Disabilities Act. By signing this Agreement, you are not releasing or waiving any claims under the California Fair Employment and Housing Act; however, for the avoidance of doubt, you will release and waive such claims once you sign the Second Release.

b.
By signing below, you expressly waive any benefits of Section 1542 of the Civil Code of the State of California, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND

William (Bill) Mannina Page 5

THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

c.
You and the Company do not intend to release claims: (i) that you may not release as a matter of law, (ii) for indemnification, whether pursuant to California Labor Code Section 2802 or any applicable right of indemnification set forth in the Company’s Bylaws or other governing documents, (iii) for enforcement of this Agreement and/or arising out of this Agreement, or (iv) your rights in and to your Company equity, including, without limitation, your rights to delivery of, to hold and/or to sell your Company equity. Nor does this Agreement waive or relinquish any rights you may have pursuant to any applicable directors and officers liability insurance policy or other insurance policies held by the Company. To the fullest extent permitted by law, any dispute regarding the scope of this general release shall be determined by an arbitrator under the procedures set forth in the arbitration clause below.

7.
Covenant Not to Sue:
a.
To the fullest extent permitted by law, at no time subsequent to the execution of this Agreement will you pursue, or cause or knowingly permit the prosecution, in any state, federal or foreign court, or before any local, state, federal or foreign administrative agency, or any other tribunal, of any charge, claim or action of any kind, nature and character whatsoever, known or unknown, which you may now have, have ever had, or may in the future have against Releasees, which is based in whole or in part on any matter released by this Agreement.

b.
Nothing in this paragraph shall prohibit or impair you or the Company from complying with all applicable laws, nor shall this Agreement be construed to obligate either party to commit (or aid or abet in the commission of) any unlawful act.

8.
Protected Rights: You understand that nothing in the General Release and Waiver of Claims and Covenant Not to Sue paragraphs above, or otherwise in this Agreement, limits your ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local government agency or commission (“Government Agencies”). You further understand that this Agreement does not limit your ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. This Agreement does not limit your right to receive an award for information provided to any Government Agencies.
9.
Arbitration: Except for any claim for injunctive relief arising out of a breach of a party’s obligations to protect the other’s proprietary information, the parties agree to arbitrate, in San Jose, California through JAMS, any and all disputes or claims arising out of or related to the validity, enforceability, interpretation, performance or breach of this Agreement, whether sounding in tort, contract, statutory violation or otherwise, or involving the construction or application or any of the terms, provisions, or conditions of this Agreement. Any arbitration may be initiated by a written demand to the other party. The arbitrator's decision shall be final, binding, and conclusive.

William (Bill) Mannina Page 6

The parties further agree that this Agreement is intended to be strictly construed to provide for arbitration as the sole and exclusive means for resolution of all disputes hereunder to the fullest extent permitted by law. The parties expressly waive any entitlement to have such controversies decided by a court or a jury.

10.
Attorneys’ Fees: If any action is brought to enforce the terms of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees, costs and expenses from the other party, in addition to any other relief to which the prevailing party may be entitled.

11.
No Admission of Liability: This Agreement is not and shall not be construed or contended by you to be an admission or evidence of any wrongdoing or liability on the part of Releasees, their representatives, heirs, executors, attorneys, agents, partners, officers, shareholders, directors, employees, subsidiaries, affiliates, divisions, successors or assigns. This Agreement shall be afforded the maximum protection allowable under California Evidence Code Section 1152 and/or any other state or federal provisions of similar effect.

12.
Complete and Voluntary Agreement: This Agreement, together with Exhibits A and B hereto and the Restricted Stock Unit Agreements, constitute the entire agreement between you and Releasees with respect to the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral, relating to such subject matter. You acknowledge that neither Releasees nor their agents or attorneys have made any promise, representation or warranty whatsoever, either express or implied, written or oral, which is not contained in this Agreement for the purpose of inducing you to execute the Agreement, and you acknowledge that you have executed this Agreement in reliance only upon such promises, representations and warranties as are contained herein, and that you are executing this Agreement voluntarily, free of any duress or coercion.
13.
Severability: The provisions of this Agreement are severable, and if any part of it is found to be invalid or unenforceable, including, without limitation, any part of the General Release, Covenant Not to Sue, Non-disparagement and/or Confidentiality sections above, or in the Second Release, below, the other parts shall remain fully valid and enforceable. Specifically, should a court, arbitrator, or government agency conclude that a particular claim may not be released as a matter of law, it is the intention of the parties that the general release, the waiver of unknown claims and the covenant not to sue above shall otherwise remain effective to release any and all other claims.

14.
Modification; Counterparts; Electronic/PDF Signatures: It is expressly agreed that this Agreement may not be altered, amended, modified, or otherwise changed in any respect except by another written agreement that specifically refers to this Agreement, executed by authorized representatives of each of the parties to this Agreement. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Execution of an electronic or PDF copy shall have the same force and effect as execution of an original, and a copy of a signature will be equally admissible in any legal proceeding as if an original.

William (Bill) Mannina Page 7

15.
Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of California.
16.
Expiration of Offer: You understand that you may take up to three (3) business days to consider this Agreement (the “Consideration Period”). The offer set forth in this Agreement, if not accepted by you before the end of the Consideration Period, i.e., on or before July 26, 2023, will automatically expire.
17.
All payments under this Agreement shall be made in full without regard to payments you may receive from future employment or consulting work.
18.
Effective Date: This Agreement is effective on the date it is signed by both parties (the “Effective Date”).

If you agree to abide by the terms outlined in this Agreement, please sign and return it to me. I wish you the best in your future endeavors.

Sincerely,

Energous Corporation

By:

J Michael Dodson,

Member, Board of Directors

READ, UNDERSTOOD AND AGREED

Date:

William (Bill) Mannina

EXHIBIT A

SECOND RELEASE

This General Release of All Claims and Covenant Not to Sue (the “Second Release”) is entered into between William (Bill) Mannina (“Employee”) and Energous Corporation (the “Company”) (collectively, “the parties”).

WHEREAS, Employee and the Company entered into an agreement regarding Employee’s transition and separation from employment with the Company (the “Separation Agreement,” to which this Second Release is attached as Exhibit A);

WHEREAS, on August 16, 2023, Employee’s employment with the Company terminated (the “Separation Date”);

WHEREAS, Employee has adequately provided the Transition Services (as defined in the Separation Agreement);

WHEREAS, this agreement serves as the Second Release, pursuant to the Separation Agreement; and

WHEREAS, Employee and the Company desire to mutually, amicably and finally resolve and compromise all issues and claims surrounding Employee’s employment and separation from employment with the Company;

NOW THEREFORE, in consideration for the mutual promises and undertakings of the parties as set forth below, Employee and the Company hereby enter into this Second Release.

1.
Acknowledgment of Payment of Wages: Providing that the Company has paid

Employee all accrued salary and accrued vacation through and as of the Separation Date, by Employe’s signature below Employee acknowledges that, on the Separation Date, the Company paid Employee for all wages, salary, accrued vacation (if applicable), bonuses, reimbursable expenses previously submitted by Employee, and any similar payments due Employee from the Company as of the Separation Date.

2.
Return of Company Property: Employee hereby warrants to the Company that Employee has returned to the Company all property or data of the Company of any type whatsoever that has been in Employee’s possession, custody or control.
3.
Consideration: In exchange for Employee’s agreement to this Second Release and Employee’s other promises in the Separation Agreement and herein, the Company agrees to provide Employee with the consideration set forth in Paragraph 1(c) of the Separation Agreement. By signing below, Employee acknowledges that Employee is receiving the consideration in exchange for waiving Employee’s rights to claims referred to in this Second Release and Employee would not otherwise be entitled to the consideration.
4.
General Release and Waiver of Claims:
a.
The payments and promises set forth in this Second Release are in full satisfaction of all accrued salary, vacation pay, bonus and commission pay, other variable compensation, profit-sharing, stock, stock options or other ownership interest in the Company, termination benefits or other compensation to which Employee may be entitled by virtue of

Employee’s employment with the Company or Employee’s separation from the Company, including pursuant to the Separation Agreement. To the fullest extent permitted by law, Employee hereby releases and waives any other claims Employee may have against the Company and its owners, agents, officers, shareholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors and assigns (collectively “Releasees”), whether known or not known, including, without limitation, claims under any employment laws, including, but not limited to, claims of unlawful discharge, retaliation, claims arising out of or related in any way to Employee’s May 10, 2023 letter to Mark Leahy, and all related communications from Employee or on his behalf directed to the Company regarding alleged wrongdoing, breach of contract, breach of the covenant of good faith and fair dealing, fraud, violation of public policy, defamation, physical injury, emotional distress, claims for additional compensation or benefits arising out of Employee’s employment or separation of employment, claims under Title VII of the 1964 Civil Rights Act, as amended, the California Fair Employment and Housing Act and any other laws and/or regulations relating to employment or employment discrimination, including, without limitation, claims based on age or under the Age Discrimination in Employment Act or Older Workers Benefit Protection Act, and/or claims based on disability or under the Americans with Disabilities Act.

b.
By signing below, Employee expressly waives any benefits of Section 1542 of the Civil Code of the State of California, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

c.
Employee and the Company do not intend to release claims (i) that Employee may not release as a matter of law, (ii) for indemnification, whether pursuant to California Labor Code Section 2802 or any applicable right of indemnification set forth in the Company’s Bylaws or other governing documents, (iii) for enforcement of this Second Release and/or arising out of this Second Release or the Agreement to which this Second Release is attached, or (iv) your rights in and to your Company equity, including, without limitation, your rights to delivery of, to hold and/or to sell your Company equity. Nor does this Second Release waive or relinquish any rights Employee may have pursuant to any applicable directors and officers liability insurance policy or other insurance policies held by the Company. To the fullest extent permitted by law, any dispute regarding the scope of this general release shall be determined by an arbitrator under the procedures set forth in the arbitration clause set forth in the Separation Agreement.

5.
Covenant Not to Sue:

a.
To the fullest extent permitted by law, at no time subsequent to the execution of this Second Release will Employee pursue, or cause or knowingly permit the prosecution, in any state, federal or foreign court, or before any local, state, federal or foreign administrative agency, or any other tribunal, of any charge, claim or action of any kind, nature and character whatsoever, known or unknown, which Employee may now have, have ever had, or may in the future have against Releasees, which is based in whole or in part on any matter released by this Second Release.

b.
Nothing in this paragraph shall prohibit or impair Employee or the Company from complying with all applicable laws, nor shall this Second Release be construed to obligate either party to commit (or aid or abet in the commission of) any unlawful act.

6.
Protected Rights: Employee understands that nothing in the General Release and Waiver of Claims and Covenant Not to Sue paragraphs above, or otherwise in this Second Release, limits his ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local government agency or commission (“Government Agencies”). Employee further understands that this Second Release does not limit his ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. This Second Release does not limit Employee’s right to receive an award for information provided to any Government Agencies.

7.
Mutual Non-disparagement: Employee agrees that he will not, directly or indirectly, disparage or make negative remarks regarding Releasees or their products, services, agents, representatives, directors, officers, shareholders, attorneys, employees, vendors, affiliates, successors or assigns, or any person acting by, through, under or in concert with any of them, with any written or oral statement. The Company agrees that its current officers and directors, for so long as they are employed by or providing board service to the Company, will not disparage Employee with any written or oral statement. Nothing in this section shall prohibit Employee or the Company (including its current officers and directors) from providing truthful information in response to a subpoena or other legal process.

8.
Review of Second Release; Expiration of Offer: Employee understands that Employee may take up to twenty-one (21) days to consider this Second Release (the “Consideration Period”). The offer set forth in this Second Release, if not accepted by Employee before the end of the Consideration Period, will automatically expire. By signing below, Employee affirms that Employee was advised to consult with an attorney prior to signing this Second Release. Employee also understands that Employee may revoke this Second Release within seven (7) days of signing this document and that the consideration to be provided to Employee pursuant to Paragraph 1(c)

of the Separation Agreement will be provided only after the expiration of that seven (7) day revocation period.

9.
Effective Date: This Second Release is effective on the eighth (8th) day after Employee signs it, provided Employee has not revoked it as of that time (the “Effective Date”).

10.
Other Terms of Separation Agreement Incorporated Herein: All other terms of the Separation Agreement to the extent not inconsistent with the terms of this Second Release are hereby incorporated in this Second Release as though fully stated herein and apply with equal force to this Second Release, including, without limitation, the provisions on Arbitration, Governing Law, and Attorneys’ Fees.

Dated:

Name: J Michael Dodson

Title: Member, Board of Directors

For the Company

Dated:

William (Bill) Mannina

EXHIBIT B

Confidential Information and Inventions Assignment Agreement